TBS INTERNATIONAL PLC & SUBSIDIARIES                                              EXHIBIT 10.11

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) dated as of April 15, 2011 is by and among (i) ALBEMARLE MARITIME CORP., ARDEN MARITIME CORP., AVON MARITIME CORP., BIRNAM MARITIME CORP., BRISTOL MARITIME CORP., CHESTER SHIPPING CORP., CUMBERLAND NAVIGATION CORP., DARBY NAVIGATION CORP., DOVER MARITIME CORP., ELROD SHIPPING CORP., EXETER SHIPPING CORP., FRANKFORT MARITIME CORP., GLENWOOD MARITIME CORP., HANSEN SHIPPING CORP., HARTLEY NAVIGATION CORP., HENLEY MARITIME CORP., HUDSON MARITIME CORP., JESSUP MARITIME CORP., MONTROSE MARITIME CORP., OLDCASTLE SHIPPING CORP., QUENTIN NAVIGATION CORP., RECTOR SHIPPING CORP., REMSEN NAVIGATION CORP., SHEFFIELD MARITIME CORP., SHERMAN MARITIME CORP., STERLING SHIPPING CORP., STRATFORD SHIPPING CORP., VEDADO MARITIME CORP., VERNON MARITIME CORP. and WINDSOR MARITIME CORP., each a corporation organized under the laws of the Republic of the Marshall Islands (collectively, together with any Borrowers joined on or after the date hereof, the “Borrowers” and, each individually, a “Borrower”), (ii) TBS INTERNATIONAL PLC, a corporation formed under the laws of Ireland (“Irish Holdings”), (iii) TBS INTERNATIONAL LIMITED, a corporation formed under the laws of Bermuda (“Bermuda Holdings”, and together with Irish Holdings, “Holdings”), (iv) TBS HOLDINGS LIMITED, a corporation formed under the laws of Bermuda (“TBH”), (v) TBS SHIPPING SERVICES INC., a New York corporation, as administrative borrower (the “Administrative Borrower”), (vi) each lender party hereto (collectively, the “Consenting Lenders” and individually, a “Consenting Lender”), and (vii) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), Swing Line Lender and L/C Issuer.

WHEREAS, the Borrowers, Holdings, TBH, the Administrative Borrower, the Consenting Lenders and the Administrative Agent, among others, are parties to that certain Second Amended and Restated Credit Agreement dated as of January 27, 2011 (as amended and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Borrowers have requested and the Consenting Lenders and the Administrative Agent are willing to amend certain provisions of the Credit Agreement as more fully provided herein; and

WHEREAS, capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement (as amended hereby).

NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Consenting Lenders and the Administrative Agent hereby agree as follows:

Section 1.                      Affirmation and Acknowledgment of the Borrowers.  Each Borrower hereby ratifies and confirms all of its Obligations to the Lenders, the L/C Issuer and the Administrative Agent, including, without limitation, the Loans, and each Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders, the L/C Issuer and the Administrative Agent the Loans and all other amounts due under the Credit Agreement as amended hereby.  Each Borrower hereby confirms that the Obligations are secured pursuant to the Collateral Documents and pursuant to all other instruments and documents executed and delivered by the Borrowers and as security for the Obligations.

Section 2.                      Release.  In order to induce the Administrative Agent and the Consenting Lenders to enter into this Amendment, each Loan Party acknowledges and agrees that: (a) such Loan Party does not have any claim or cause of action against the Administrative Agent, the L/C issuer or any Lender (or any of its respective directors, officers, employees or agents); (b) such Loan Party does not have any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to the Administrative Agent, the L/C Issuer or any Lender; and (c) each of the Administrative Agent, the L/C Issuer and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Loan Parties.  Each Loan Party wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect the Administrative Agent’s, the L/C Issuer’s or any Lender’s rights, interests, contracts, collateral security or remedies.  Therefore, each Loan Party unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Administrative Agent, the L/C Issuer or any Lender to such Loan Party, except the obligations to be performed by any Administrative Agent, the L/C Issuer or any Lender on or after the date hereof as expressly stated in this Amendment, the Credit Agreement and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Loan Party might otherwise have against the Administrative Agent, the L/C Issuer, any Lender or any of its directors, officers, employees or agents, in either case (i) or (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

Section 3.                      Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 5 below, the following amendments to the Credit Agreement shall be effective as of the Amendment No. 2 Effective Date:

(a) Amendments to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by restating the following definitions in their entirety as follows:

“Capital Infusion” means, at any time, the funding of additional capital of Irish Holdings in cash by any Person (including one or more management shareholders of Irish Holdings) in exchange for preferred or common stock of Irish Holdings or Permitted Subordinated Debt, provided, however, that the term “Capital Infusion” shall not include the Incremental Capital Contributions.

“Permitted Discretionary Activities” means further investments by Holdings or its Subsidiaries in the LOG.STAR Joint Venture and the Jamaican Mine Joint Venture in the amounts and substantially in accordance with the purposes set forth on Schedule 2.16; provided that the aggregate amount of such investments shall not, at any time, exceed the lesser of (x) $6,500,000 and (y) 50% of the sum of the aggregate proceeds of any Capital Infusion and any Incremental Capital Contribution deposited into the Special Account; provided further that proceeds of the Initial Capital Infusion may be invested in the LOG.STAR Joint Venture at the times and in the amounts set forth on Schedule 2.16 notwithstanding the limitations set forth in clauses (x) and (y) above.

“Special Account” means (i) individually, each segregated account held by Holdings or the Borrowers into which only the proceeds of the Initial Capital Infusion, the Final Capital Infusion, any Incremental Capital Contribution or replacement deposits permitted pursuant to Section 2.16(b) are deposited and (ii) collectively, all such accounts.  The funds maintained in any Special Account are subject to the restrictions set forth in Section 2.16(c).

(b) Amendments to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Amendment No. 2” means Amendment No. 2 to Credit Agreement, dated as of April 15, 2011 and effective as of the Amendment No. 2 Effective Date, among the Borrowers, Holdings, TBH, the Administrative Borrower, the Lenders signatory thereto and the Administrative Agent.

“Amendment No. 2 Effective Date” means April 15, 2011.

“Incremental Capital Contributions” means the funding of additional capital of Irish Holdings in cash by any Person (including one or more management shareholders of Irish Holdings) after the Amendment No. 2 Effective Date and prior to January 1, 2012 in respect of the issuance of preferred or common stock of Irish Holdings or Permitted Subordinated Debt.  The term “Incremental Capital Contributions” shall not include the Initial Capital Infusion, any part of the Final Capital Infusion or any other Capital Infusion received by or pledged to Irish Holdings prior to the Amendment No. 2 Effective Date.

“Permitted Subordinated Debt” means subordinated Indebtedness (including subordinated Indebtedness convertible into equity) that has a maturity no earlier than six months after the Maturity Date of the Term 2 Facility, has no required principal payments prior to maturity, contains no financial covenants and other covenants and events of default that are less restrictive than the Credit Agreement, no cross default to other Indebtedness of the Borrowers and/or Guarantors, and bears cash interest at a rate acceptable to the Administrative Agent, all on terms acceptable to the Administrative Agent.

(c) Amendments to Section 1.01 of the Credit Agreement.  Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Permitted Additional Junior Capital” in its entirety.

(d) Amendment to Section 2.16 of the Credit Agreement.  Section 2.16 of the Credit Agreement is hereby amended by restating clause (a) of such Section in its entirety as follows:

“(a)  Capital Infusion; Special Accounts.

(i) The proceeds of the Initial Capital Infusion shall be deposited into one or more Special Accounts.

(ii) An amount equal to the Final Capital Infusion shall be deposited into the escrow account established pursuant to the Escrow Agreement on the Closing Date and the proceeds of the Final Capital Infusion shall be funded to Irish Holdings on or before the Equity Outside Date.

(iii) Following the Amendment No. 2 Effective Date, the proceeds of any Incremental Capital Contribution shall be deposited in the Special Accounts.”

(e) Amendment to Section 2.16 of the Credit Agreement.  Section 2.16 of the Credit Agreement is hereby further amended by restating clause (b)(i) of such Section in its entirety as follows:

“(i)           with Capital Infusions made after the Equity Outside Date up to $15,000,000 if the aggregate amount of the Capital Infusion before the Equity Outside Date is $15,000,000 or less, and up to $20,000,000, if the aggregate amount of the Capital Infusion before the Equity Outside Date is in excess of $15,000,000, in each case, plus the amount of any Incremental Capital Contributions deposited prior to January 1, 2012, and”

(f) Amendment to Section 4.02 of the Credit Agreement.  Section 4.02 of the Credit Agreement is hereby amended by replacing the term “Underwritten Capital Infusion” contained therein with the term “Final Capital Infusion”.

(g) Amendment to Section 7.02 of the Credit Agreement.  Section 7.02 of the Credit Agreement is hereby amended by adding the following new subsection (j):

“(j)  Permitted Subordinated Debt of Irish Holdings, provided, that the incurrence or existence of such Permitted Subordinated Debt does not result in a default or event of default under any of the Borrowers’ or Guarantors’ other outstanding Indebtedness.

(h) Amendment to Section 7.06 of the Credit Agreement.  Section 7.06 of the Credit Agreement is hereby amended by adding the following new subsection (d):

“(d)  Irish Holdings may issue preferred or common stock or other securities in respect of any Capital Infusion and any Incremental Capital Contribution to the extent permitted to be made hereunder.

(i) Amendment to Section 7.13(a) of the Credit Agreement.  Section 7.13(a) of the Credit Agreement is hereby amended by replacing the table in such Section 7.13(a) with the following table:

Four Consecutive Fiscal Quarters Ending	Minimum Consolidated Interest Charges Coverage Ratio
December 31, 2010 - March 31, 2011	3.35 to 1.00
June 30, 2011-December 31, 2011	2.50 to 1.00
March 31, 2012 - December 31, 2012	3.70 to 1.00
March 31, 2013 - June 30, 2013	4.30 to 1.00
September 30, 2013 - December 31, 2013	4.75 to 1.00
March 31, 2014 and thereafter	5.20 to 1.00

(j) Amendment to Section 7.13(b) of the Credit Agreement.  Section 7.13(b) of the Credit Agreement is hereby amended by adding the following at the end of said Section 7.13(b):

“Notwithstanding the foregoing, during the period beginning the week ending July 1, 2011 and ending January 1, 2012, the Loan Parties shall, in lieu of the requirement to maintain $15,000,000 Minimum Qualified Cash, not permit Qualified Cash to be less than $10,000,000 on average in any calendar week, of which a minimum average balance of $3,382,500 must be deposited with Bank of America, N.A.  In the event that Holdings delivers to the Administrative Agent a Cash Flow Forecast pursuant to Section 6.01(e) which projects that Qualified Cash will, or is likely to, fall below the minimum required weekly average during the current calendar week or during any of the following four forecasted calendar weeks, such forecast shall itself constitute a breach of this Section 7.13(b) and an Event of Default pursuant to Section 8.01(b).”

(k) Amendment to Section 7.13(c) of the Credit Agreement.  Section 7.13(c) of the Credit Agreement is hereby amended by replacing the table in said Section 7.13(c) with the table below:

Four Fiscal Quarters Ending	Maximum Consolidated Leverage Ratio
December 31, 2010 - March 31, 2011	4.00 to 1.00
June 30, 2011 - December 31, 2011	5.10 to 1.00
March 31, 2012 - December 31, 2012	3.65 to 1.00
March 31, 2013 - June 30, 2013	3.20 to 1.00
September 30, 2013 - December 31, 2013	2.75 to 1.00
March 31, 2014 and thereafter	2.50 to 1.00

(l) Amendment to Section 8.01 of the Credit Agreement.  Section 8.01 of the Credit Agreement is hereby amended by restating clause (r) of such Section in its entirety as follows:

(b) “(r)   Funding of Final Capital Infusion.  The full amount of the Final Capital Infusion has not been funded to Irish Holdings in accordance with the Investment Agreement and the Escrow Agreement by the Equity Outside Date.”

Section 4.                      Representations and Warranties.  Holdings and the Borrowers hereby represent and warrant to the Administrative Agent as follows:

(a) Representations and Warranties in the Credit Agreement.  The representations and warranties of Holdings and the Borrowers contained in the Credit Agreement were true and correct in all material respects as of the date when made and continue to be true and correct in all material respects on the Amendment No. 2 Effective Date except for (a) representations or warranties which expressly relate to an earlier date in which case such representations and warranties shall be true and correct, in all material respects, as of such earlier date, or (b) representations or warranties which are no longer true as a result of a transaction expressly permitted by the Credit Agreement.

(b) Ratification, Etc.  Except as expressly amended hereby, the Credit Agreement is hereby ratified and confirmed in all respects and shall continue in full force and effect.  The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement.  All references in the Credit Agreement or any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

(c) Authority, Etc.  The execution and delivery by each of Holdings and the Borrowers of this Amendment and the performance by each of Holdings and the Borrowers of all of its agreements and obligations under the Credit Agreement, as amended hereby, are within Holdings and each Borrower’s corporate authority and have been duly authorized by all necessary corporate action on the part of Holdings and such Borrower.

(d) Enforceability.  This Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of Holdings and the Borrowers and are enforceable against Holdings and the Borrowers in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of, creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.

Section 5.                      Effectiveness of Amendment.  The provisions of this Amendment shall become effective as of the Amendment No 1 Effective Date upon the satisfaction of each of the following conditions, in each case in a manner and in form and substance satisfactory to the Administrative Agent (unless otherwise agreed to in writing by the Administrative Agent):

(a) This Amendment shall have been duly executed and delivered by each of the Borrowers, Holdings, the Administrative Borrower, the Guarantors, the Administrative Agent and the Consenting Lenders (which shall constitute Required Lenders under and as defined in the Credit Agreement) and shall be in full force and effect;

(b) The applicable Subsidiaries of Holdings shall have entered into an amendment, waiver or other modification reasonably satisfactory to the Administrative Agent of each Financing Agreement evidencing the existing Indebtedness of such Subsidiaries as described on Schedule 7.02 to the Credit Agreement and any other material Indebtedness of such Subsidiaries, in each case to the extent required by such Financing Agreement to maintain compliance therewith (including, without limitation, the various Financing Agreements among certain Subsidiaries of Holdings and The Royal Bank of Scotland plc, DVB Group Merchant Bank (Asia) Ltd., Credit Suisse, AIG Commercial Equipment Finance, Inc. and Berenberg Bank (but excluding the Financing Agreement with Commerzbank AG), and the Administrative Agent shall have received an Officer’s Certificate signed by a duly authorized officer of Holdings and attaching and certifying to be true, correct and complete, a fully executed copy of each such amendment, waiver or modification.

(c) (i) The fee letter(s) required to be entered into in connection with this Amendment shall have been duly executed and delivered by Holdings, the Administrative Agent and the other parties thereto and shall be in full force and effect and (ii) any fees payable pursuant to such fee letter(s) on the Amendment No. 2 Effective Date shall have been paid.

(d) The Borrowers shall have paid all reasonable unpaid fees and expenses of the Administrative Agent’s counsel, Bingham McCutchen LLP, to the extent that copies of invoices for such fees and expenses have been delivered to the Borrowers.

Section 6.                      No Other Amendments.  Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement remain in full force and effect.

Section 7.                      Acknowledgment of the Parties.  The parties hereto hereby acknowledge and agree that beginning at a mutually agreed time prior to December 31, 2011, Irish Holdings, the Administrative Agent and the Lenders shall discuss, in good faith, any appropriate changes to the Minimum Cash Liquidity, Minimum Consolidated Interest Charges Coverage Ratio and Maximum Consolidated Leverage Ratio covenants applicable to periods ending after December 31, 2011.

Section 8.                      Execution in Counterparts.  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

Section 9.                      Expenses.   Pursuant to Section 11.04 of the Credit Agreement, all costs and expenses incurred or sustained by the Administrative Agent in connection with this Amendment, including the fees and disbursements of legal counsel for the Administrative Agent in producing, reproducing and negotiating the Amendment, will be for the account of the Borrowers whether or not the transactions contemplated by this Amendment are consummated.

Section 10.                                Miscellaneous.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401). The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement and any failure by any Loan Party to comply with the terms contained herein shall constitute an immediate Event of Default.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWERS:	ALBEMARLE MARITIME CORP.
ARDEN MARITIME CORP.
AVON MARITIME CORP.
BIRNAM MARITIME CORP.
BRISTOL MARITIME CORP.
CHESTER SHIPPING CORP.
CUMBERLAND NAVIGATION CORP.
DARBY NAVIGATION CORP.
DOVER MARITIME CORP.
ELROD SHIPPING CORP.
EXETER SHIPPING CORP.
FRANKFORT MARITIME CORP.
GLENWOOD MARITIME CORP.
HANSEN SHIPPING CORP.
HARTLEY NAVIGATION CORP.
HENLEY MARITIME CORP.
HUDSON MARITIME CORP.
JESSUP MARITIME CORP.
MONTROSE MARITIME CORP.
OLDCASTLE SHIPPING CORP.
QUENTIN NAVIGATION CORP.
RECTOR SHIPPING CORP.
REMSEN NAVIGATION CORP.
SHEFFIELD MARITIME CORP.
SHERMAN MARITIME CORP.
STERLING SHIPPING CORP.
STRATFORD SHIPPING CORP.
VEDADO MARITIME CORP.
VERNON MARITIME CORP.
WINDSOR MARITIME CORP.

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

HOLDINGS:	TBS INTERNATIONAL PLC

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

TBS INTERNATIONAL LIMITED

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact

ADMINISTRATIVE BORROWER:	TBS SHIPPING SERVICES INC.

By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Executive Vice President - Finance

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

BANK OF AMERICA, N.A., as a Consenting Lender

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

DVB BANK SE (formerly known as DVB Bank N.V. (as successor in interest to DVB Group Merchant Bank (Asia) Ltd.)), as co-Syndication Agent and a Consenting Lender

By: /s/ Evon Cohen / /s/ Vicente Alava-Pons
Name: Evon Cohen / Vicente Alava - Pons
Title: Senior Vice President / Senior Vice President

CITIBANK, N.A., as co-Syndication Agent and a Consenting Lender

By:
Name:
Title:

TD BANK, N.A. (formerly known as TD Banknorth, N.A.), as Documentation Agent and a Consenting Lender

By: /s/ Bethany Burtenhuys
Name: Bethany Burtenhuys
Title: Vice President

KEYBANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Richard B. Saulsbery
Name: Richard B. Saulsbery
Title: Senior Vice President

CAPITAL ONE LEVERAGE FINANCE CORP., as a Consenting Lender

By: /s/ Thomas F. Furst
Name: Thomas F. Furst
Title: Vice President

BBVA COMPASS BANK (as successor in interest to Guaranty Bank), as a Consenting Lender

By: /s/ John P. Wedemeyer
Name: John P. Wedemeyer
Title: Senior Vice President

MERRILL LYNCH COMMERCIAL FINANCE CORP., as a Consenting Lender

By: /s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President

WEBSTER BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Stephen J. Corcoran
Name: Stephen J. Corcoran
Title: Senior Vice President

COMERICA BANK, as a Consenting Lender

By: /s/ Sarah R. Miller
Name: Sarah R. Miller
Title: Vice President

TRISTATE CAPITAL BANK, as a Consenting Lender

By:
Name:
Title:

GUARANTORS’ ACKNOWLEDGMENT

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Amendment and the Borrowers’ execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement as amended; (c) acknowledge and confirm that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Encumbrances) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that, as of the date hereof, such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that, as of the date hereof, such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to any Administrative Agent or any Lender.
GUARANTORS:
TBS U.S. ENTERPRISES LLC

By: TBS SHIPPING SERVICES INC., its sole member

By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Executive Vice President - Finance

TBS ENERGY LOGISTICS L.P.

By: TBS U.S. ENTERPRISES LLC, its general partner

By: TBS SHIPPING SERVICES INC., its sole member

By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Executive Vice President - Finance

TBS LOGISTICS INCORPORATED

By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Executive Vice President - Finance

GUARANTORS:

ROYMAR SHIP MANAGEMENT, INC.	AZALEA SHIPPING & CHARTERING, INC.
COMPASS CHARTERING CORP.

By: /s/ Ferdinand V. Lepere	By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere	Name: Ferdinand V. Lepere
Title: Vice President	Title: Treasurer

TBS SHIPPING SERVICES INC.

By: /s/ Ferdinand V. Lepere
Name: Ferdinand V. Lepere
Title: Executive Vice President - Finance

TBS HOLDINGS LIMITED
WESTBROOK HOLDINGS LTD.
TRANSWORLD CARGO CARRIERS, S.A.
MERCURY MARINE LTD. (F/K/A TBS LOGISTICS LTD.)
TBS WORLDWIDE SERVICES INC.
BEEKMAN SHIPPING CORP.
FAIRFAX SHIPPING CORP.
LEAF SHIPPING CORP.
PACIFIC RIM SHIPPING CORP.
TBS AFRICAN VENTURES LIMITED
TBS DO SUL LTD.
TBS EUROLINES, LTD.
TBS HOLDINGS LIMITED
TBS LATIN AMERICA LINER, LTD.
TBS MIDDLE EAST CARRIERS, LTD.
TBS NORTH AMERICA LINER LTD.
TBS OCEAN CARRIERS, LTD.
TBS PACIFIC LINER, LTD.
TBS WAREHOUSE & DISTRIBUTION GROUP LTD.
TBS WAREHOUSE & EQUIPMENT HOLDINGS LTD.
TBS LOGISTICS INCORPORATED
TBSI NEW SHP DEVELOPMENT CORP.
TBS MINING LIMITED

By: /s/ Christophil B. Costas
Name: Christophil B. Costas
Title: Attorney-in-Fact